UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            ------------------------


                      Date of Report
                      (Date of earliest
                      event reported):      December 4, 2002



                           Edison Control Corporation
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)



      New Jersey                    0-14812                    22-2716367
  --------------------        ---------------------        --------------------
    (State or other              (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

                        777 Maritime Drive, P.O. Box 308
                      Port Washington, Wisconsin 53074-0308
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)




                                 (262) 268-6800
                       ----------------------------------
                         (Registrant's telephone number)

Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) Exhibits. The following exhibit is being filed herewith:

                       (99) Edison Control Corporation press release, dated
                            December 4, 2002.

Item 9.           Regulation FD Disclosure.
------            ------------------------

     On December 4, 2002, Edison Control Corporation issued a press release. A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDISON CONTROL CORPORATION



Date:  December 4, 2002                 By: /s/ Alan J. Kastelic
                                            ------------------------------------
                                            Alan J. Kastelic
                                            Chief Executive Officer

                           EDISON CONTROL CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated December 4, 2002


Exhibit No.
-----------

(99) Edison Control Corporation press release, dated December 4, 2002.